Exhibit 99.1

FOR IMMEDIATE RELEASE

Proofpoint Enters Definitive Agreement to be Acquired by Thoma Bravo in $12.3 Billion Transaction

Proofpoint Shareholders to Receive $176.00 Per Share in Cash

Announces First Quarter Fiscal Year 2021 Financial Results

SUNNYVALE & SAN FRANCISCO, Calif., April 26, 2021 — Proofpoint, Inc., (NASDAQ: PFPT) (the “Company”), a leading cybersecurity and compliance company, today announced that it has entered into a definitive agreement to be acquired by Thoma Bravo, a leading private equity investment firm focused on the software and technology-enabled services sector, in an all-cash transaction that values Proofpoint at approximately $12.3 billion.

Under the terms of the agreement, Proofpoint shareholders will receive $176.00 per share in cash, representing a premium of approximately 34 percent over Proofpoint’s closing share price on April 23, 2021, the last full trading day prior to the transaction announcement, and a premium of approximately 36 percent over Proofpoint’s three-month volume-weighted average closing share price through April 23, 2021. Upon completion of the transaction, Proofpoint will become a private company with the flexibility and resources to continue providing the most effective cybersecurity and compliance solutions to protect people and organizations around the world. Additionally, Proofpoint will benefit from the operating capabilities, capital support and deep sector expertise of Thoma Bravo – one of the most experienced and successful software investors in the world.

“Today’s announcement is a testament to the strength of Proofpoint’s people-centric approach to cybersecurity and compliance and underscores our important role preventing, defending and responding to today’s threats,” said Gary Steele, Chairman and CEO of Proofpoint. “We have made tremendous strides in expanding the sophistication and scale of our offerings, and in 2020 we generated more than $1 billion in annual revenue – making Proofpoint the first SaaS-based cybersecurity and compliance company to reach that milestone. We believe that as a private company, we can be even more agile with greater flexibility to continue investing in innovation, building on our leadership position and staying ahead of threat actors. Thoma Bravo is an experienced software investor, providing capital and strategic support to technology organizations, and our partnership will accelerate Proofpoint’s growth and scale at an even faster pace. This is an exciting new chapter for Proofpoint that would not have been possible without our employees’ hard work and commitment to our customers, partners and each other.”

Dana Evan, Lead Independent Director of the Proofpoint Board of Directors, said, “We are confident that this transaction is a great outcome for our shareholders, our employees, our customers and our Company. Following Thoma Bravo’s approach, we thoroughly reviewed the proposal with the assistance of independent financial and legal advisors. We determined this premium, all-cash offer and partnership would create immediate and certain value for shareholders and help us achieve our operational and market ambitions more quickly for the benefit of our customers. Today’s announcement is a credit to the Proofpoint team which has delivered outstanding operating performance without ever losing sight of our customers, positioning the Company to capture significant value for our shareholders.”

“Proofpoint has achieved tremendous outcomes for customers around the world, and we’re excited to partner with this talented team at a moment when organizations need innovative solutions to navigate an increasingly treacherous cybersecurity environment,” said Seth Boro, a Managing Partner at Thoma Bravo. “Proofpoint places people at the center of its compliance and security strategy and plays a vital role in helping enterprises protect their data. Thoma Bravo’s approach to value creation is rooted in partnering with the organization in which we invest and looking for opportunities to both enhance their existing operations and build technology platforms that drive significant growth. Proofpoint’s opportunity as a privately held company is incredibly compelling, and we look forward to working closely with them to drive continued business growth and deliver world-class advanced threat protection to even more customers in even more ways.”

“Proofpoint has established itself as a true powerhouse in the cybersecurity sector due to its innovative suite of market-leading products and impressive customer base of leading companies around the world,” said Chip Virnig, a Partner at Thoma Bravo. “As the sophistication of cyberattacks continues to increase, Proofpoint is delivering the most effective solutions to help organizations protect their data and people across digital platforms. We look forward to partnering with the talented Proofpoint team and leveraging Thoma Bravo’s significant security and operational expertise to help accelerate the Company’s growth.”

Transaction Details

Proofpoint’s Board of Directors (“the Board”) has unanimously approved the agreement with Thoma Bravo and recommends that Proofpoint shareholders vote in favor of the transaction at the Special Meeting of Shareholders to be called in connection with the transaction.

The agreement includes a 45-day “go-shop” period expiring on June 9, 2021, which allows the Board and its advisors to actively initiate, solicit and consider alternative acquisition proposals from third parties. The Board will have the right to terminate the merger agreement to enter into a superior proposal subject to the terms and conditions of the merger agreement. There can be no assurance that this “go-shop” will result in a superior proposal, and Proofpoint does not intend to disclose developments with respect to the solicitation process unless and until it determines such disclosure is appropriate or otherwise required.

The transaction is expected to close in the third quarter of 2021, subject to customary closing conditions, including approval by Proofpoint shareholders and receipt of regulatory approvals. Upon closing of the transaction, Proofpoint’s common stock will no longer be listed on any public market. The Company will continue to be headquartered in Sunnyvale, California.

First Quarter 2021 Financial Results

In a separate press release, Proofpoint today announced its first quarter fiscal year 2021 financial results. The press release is also available on the Investor Relations section of the Company’s website. In light of the announced transaction with Thoma Bravo, Proofpoint has cancelled its earnings conference call previously scheduled for April 29, 2021.

Advisors

Morgan Stanley & Co. LLC is acting as exclusive financial advisor to Proofpoint, and Skadden, Arps, Slate, Meagher & Flom LLP is acting as its legal counsel. Financing for the transaction is being provided by Goldman Sachs & Co. LLC. Goldman Sachs & Co. LLC is also serving as financial advisor to Thoma Bravo, and Kirkland & Ellis LLP is serving as its legal counsel.

About Proofpoint, Inc.

Proofpoint, Inc. (NASDAQ: PFPT) is a leading cybersecurity and compliance company that protects organizations’ greatest assets and biggest risks: their people. With an integrated suite of cloud-based solutions, Proofpoint helps companies around the world stop targeted threats, safeguard their data, and make their users more resilient against cyber attacks. Leading organizations of all sizes, including more than half of the Fortune 1000, rely on Proofpoint for people-centric security and compliance solutions that mitigate their most critical risks across email, the cloud, social media, and the web. More information is available at www.proofpoint.com.

Proofpoint is a trademark or registered trademark of Proofpoint, Inc. in the U.S. and other countries. All other trademarks contained herein are the property of their respective owners.

About Thoma Bravo

Thoma Bravo is a leading private equity firm focused on the software and technology-enabled services sectors. With more than $76 billion in assets under management as of December 31, 2020, Thoma Bravo partners with a company’s management team to implement operating best practices, invest in growth initiatives and make accretive acquisitions intended to accelerate revenue and earnings, with the goal of increasing the value of the business. The firm has offices in San Francisco and Chicago, with a planned expansion to Miami in the second half of 2021. For more information, visit thomabravo.com.

Important Information and Where to Find It

In connection with the proposed transaction between Proofpoint, Inc. (“Proofpoint”) and Thoma Bravo, L.P. (“Thoma Bravo”), Proofpoint will file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Proofpoint stockholders. Proofpoint may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Proofpoint may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Proofpoint through the website maintained by the SEC at www.sec.gov, Proofpoint’s investor relations website at https://investors.proofpoint.com or by contacting the Proofpoint investor relations department at the following:

Proofpoint, Inc.

investor-relations@proofpoint.com

(408) 585-4351

Participants in the Solicitation

Proofpoint and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Proofpoint’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Proofpoint’s proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 24, 2020. Proofpoint stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Proofpoint directors and executive officers in the transaction, which may be different than those of Proofpoint stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Proofpoint’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Proofpoint and Thoma Bravo, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Proofpoint’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic on Proofpoint’s business and general economic conditions; (iii) Proofpoint’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm Proofpoint’s business, including current plans and operations; (vii) the ability of Proofpoint to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments affecting Proofpoint’s business; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which Proofpoint operates; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Proofpoint’s financial performance; (xiii) restrictions during the pendency of the proposed transaction that may impact Proofpoint’s ability to pursue certain business opportunities or strategic transactions; and (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Proofpoint’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Proxy Statement to be filed with the U.S. Securities and Exchange Commission in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Proofpoint’s financial condition, results of operations, or liquidity. Proofpoint does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Contact Information:

Proofpoint:

Media Contact:

Kristy Campbell

Proofpoint, Inc.

408-517-4710

kcampbell@proofpoint.com

Joele Frank, Wilkinson Brimmer Katcher

Andy Brimmer / Matthew Sherman / Jed Repko

212-355-4449

Investor Contact:

Jason Starr

Proofpoint, Inc.

408-585-4351

jstarr@proofpoint.com

Thoma Bravo:

Media Contact:

Megan Frank

Thoma Bravo

212-731-4778

mfrank@thomabravo.com

Finsbury Glover Hering

Andrew Johnson / Joe Berg

914-497-5138 / 203-984-2771

andrew.johnson@fgh.com / joe.berg@fgh.com